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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 21, 2004



                                  Duratek, Inc.
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                  (Exact Name of Registrant as Specified in its
                                    Charter)



           Delaware                   0-14292                  22-2427618
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(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)               Number)             Identification Number)



     10100 Old Columbia Road, Columbia, Maryland                   21046
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       (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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                                  DURATEK, INC.



Item 12.         Results of Operations and Financial Condition.


     On July 21, 2004, Duratek, Inc. ("Duratek") issued a press release announcing its financial results for the second quarter ended June 27, 2004. A copy of Duratek's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DURATEK, INC.


Date: July 21, 2004                            By: /s/ Robert F. Shawver
                                                   -----------------------------
                                                   Robert F. Shawver
                                                   Executive Vice President and
                                                   Chief Financial Officer





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Exhibit Index

99.1               Press Release dated July 21, 2004 issued by Duratek, Inc.